RESTATED AND AMENDED
                   BYLAWS OF BONNEVILLE PACIFIC CORPORATION



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                               TABLE OF CONTENTS



ARTICLE I.  OFFICES........................................................  1

    ss. 1.1.  Business Office..............................................  1
    ss. 1.2.  Registered Office............................................  1

ARTICLE II.  SHAREHOLDERS..................................................  1

    ss. 2.1.  Annual Shareholder Meeting.....................................1
    ss. 2.2.  Special Shareholder Meetings.................................  1
    ss. 2.3.  Place of Shareholder Meeting.................................  1
    ss. 2.4.  Notice of Shareholder Meeting................................  1
    ss. 2.5.  Fixing of Record Date......................................... 2
    ss. 2.6.  Shareholder List.............................................. 3
    ss. 2.7.  Shareholder Quorum and Voting Requirements...................  4
    ss. 2.8.  Proxies....................................................... 4
    ss. 2.9.  Voting of Shares.............................................. 4
    ss. 2.10. Corporation's Acceptance of Votes............................. 5
    ss. 2.11. Informal Action by Shareholders............................... 6
    ss. 2.12. Voting for Directors.......................................... 6
    ss. 2.13. Shareholder's Rights to Inspect Corporate Records............. 6
    ss. 2.14. Financial Statements Shall Be Furnished to the Shareholders... 8
    ss. 2.15. Dissenters' Rights............................................ 8

ARTICLE III.  BOARD OF DIRECTORS............................................ 8

    ss. 3.1.  General Powers................................................ 8
    ss. 3.2.  Number, Tenure, and Qualifications of Directors............... 8
    ss. 3.3.  Regular Meetings of the Board of Directors.................... 8
    ss. 3.4.  Special Meetings of the Board of Directors.................... 8
    ss. 3.5.  Notice of, and Waiver of Notice for, Special Director Meeting. 9
    ss. 3.6.  Director Quorum............................................... 9
    ss. 3.7.  Directors, Manner of Acting................................... 9
    ss. 3.8.  Director Action Without a Meeting............................. 9
    ss. 3.9.  Removal of Directors.......................................... 9
    ss. 3.10. Board of Director Vacancies.................................. 10
    ss. 3.11. Director Compensation........................................ 10
    ss. 3.12. Director Committees.......................................... 10


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ARTICLE IV.  OFFICERS...................................................... 11

    ss. 4.1.  Officers..................................................... 11
    ss. 4.2.  Appointment and Term of Office............................... 11
    ss. 4.3.  Removal, Resignation and Vacancy............................. 12
    ss. 4.4.  Chairman of the Board........................................ 12
    ss. 4.5.  Vice-Chairman................................................ 12
    ss. 4.6.  President.................................................... 12
    ss. 4.7.  The Vice-Presidents.......................................... 13
    ss. 4.8.  The Secretary................................................ 13
    ss. 4.9.  The Treasurer................................................ 13
    ss. 4.10. Assistant Secretaries and Assistant Treasurers............... 13
    ss. 4.11. Salaries..................................................... 13

ARTICLE V.  INDEMNIFICATION................................................ 14

    ss. 5.1.  Action, Suits or Proceedings Other Than by or in the Right of the
              Corporation.................................................. 14
    ss. 5.2.  Actions or Suits by or in the Right of the Corporation....... 14
    ss. 5.3.  Indemnification for Expenses of Successful Party............. 15
    ss. 5.4.  Determination of Right to Indemnification.................... 15
    ss. 5.5.  Advancement of Expenses...................................... 15
    ss. 5.6.  Other Rights................................................. 15
    ss. 5.7.  Insurance.................................................... 16
    ss. 5.8.  Continuation of Rights to Indemnification.................... 16
    ss. 5.9.  Protection of Rights Existing at Time of Repeal or Modification16

ARTICLE VI.  CERTIFICATE FOR SHARES AND THEIR TRANSFER..................... 16

    ss. 6.1.  Certificates for Shares...................................... 16
    ss. 6.2.  Shares Without Certificates.................................. 17
    ss. 6.3.  Registration of the Transfer of Shares....................... 17
    ss. 6.4.  Restrictions on Transfer of Shares Permitted................. 17
    ss. 6.5.  Acquisition of Shares........................................ 18

ARTICLE VII.  DISTRIBUTIONS................................................ 18

      ss. 7.1.  Distributions.............................................. 18

ARTICLE VIII.  GENERAL PROVISIONS.......................................... 19

    ss. 8.1.  Corporate Seal............................................... 19
    ss. 8.2.  Fiscal Year.................................................. 19
    ss. 8.3.  Evidence of Authority........................................ 19
    ss. 8.4.  Certificate of Incorporation................................. 19
    ss. 8.5.  Pronouns..................................................... 19

ARTICLE IX.   EMERGENCY BYLAWS............................................. 19

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      ss. 9.1.  Emergency Bylaws........................................... 19

ARTICLE X.  AMENDMENTS..................................................... 20

      ss. 10.1. Amendments................................................. 20







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                             RESTATED AND AMENDED
                   BYLAWS OF BONNEVILLE PACIFIC CORPORATION


                              ARTICLE I.  OFFICES

      ss. 1.1. Business Office. The Principal office of the corporation shall be located at any place either within or outside the State of Delaware as designated in the corporation's most current Annual Report filed with the Secretary of State of the State of Delaware. The corporation may have such other offices, either within or without the State of Delaware as the Board of Directors may designate or as the business of the corporation may require from time to time. The corporation shall maintain at its principal office a copy of certain records, as specified in ss. 2.13 of Article II.

     ss. 1.2. Registered Office. The registered office of the corporation shall be located within the State of Delaware and may be, but need not be, identical with the principal office of the corporation. The address of the registered office may be changed from time to time.

                           ARTICLE II.  SHAREHOLDERS

      ss. 2.1. Annual Shareholder Meeting. The annual meeting of the shareholders shall be held at such time and on such date as shall be fixed by the Board of Directors, for the purpose of electing directors and for the transaction of such other business as may come before the meeting.

      ss. 2.2. Special Shareholder Meetings. Special meetings of the shareholders, for any purpose or purposes, described in the notice of meeting, may be called by the President, by the Board of Directors or by the Chairman of the Board of Directors, and shall be called by the President at the request of the holders of not less than one-tenth of all outstanding votes of the corporation entitled to be cast on any issue at the meeting.

     ss. 2.3. Place of Shareholder Meeting. The Board of Directors may designate any place, either within or outside of the State of Delaware as the place of meeting for any Annual or any Special Meeting of the Shareholders.

      ss. 2.4.  Notice of Shareholder Meeting.

      A. Required Notice. Written notice stating the place, day and hour of any annual or special shareholder meeting shall be delivered not less than 20 nor more than 60 days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Board of Directors, or other persons calling the meeting, to each shareholder of record entitled to vote at such meeting and to any other shareholder entitled by the General Corporation Law of the State of Delaware or the Certificate of Incorporation to receive notice of the meeting. Notice shall be deemed to be effective at the earlier of:
(1) when deposited in the United States mail, addressed to the shareholder at his address as it appears on the stock transfer books of the corporation, with postage

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thereon  prepaid;  (2) on the  date  shown  on the  return  receipt  if  sent by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the addressee; (3) when received; or (4) 5 days after deposit in the United States mail, if mailed postpaid and correctly addressed to an address other than that shown in the corporation's current record of shareholders.

      B. Adjourned Meeting. If any shareholder meeting is adjourned to a different date, time, or place, notice need not be given of the new date, time, and place, if the new date, time, and place is announced at the meeting before adjournment and such new date is within thirty (30) days from the originally scheduled meeting date. If a new record date for the adjourned meeting is, or must be fixed then notice must be given pursuant to the requirements of paragraph (A) of this ss. 2.4, to those persons who are shareholders as of the new record date.

      C. Waiver of Notice. A shareholder may waive notice of the meeting (or any notice required by the Act, Certificate of Incorporation, or Bylaws), by a writing signed by the shareholder entitled to the notice, which is delivered to the corporation (either before or after the date and time stated in the notice) for inclusion in the minutes or filing with the corporate records. A shareholder's attendance at a meeting:

            1. waives objection to lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting;

            2. waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.

      D. Contents of Notice. The notice of each special shareholder meeting shall include a description of the purpose or purposes for which the meeting is called. Except as provided in this ss. 2.4(D), or as provided in the corporation's Certificate of Incorporation, or otherwise in the General Corporation law of the State of Delaware , the notice of an Annual Shareholder Meeting need not include a description of the purpose or purposes for which the meeting is called.

      If a purpose of any shareholder meeting is to consider either: (1) a proposed amendment to the Certificate of Incorporation (including any Restated Certificate requiring shareholder approval); (2) a plan of merger or share exchange; (3) the sale, lease, exchange or other disposition of all, or substantially all of the corporation's property; (4) the dissolution of the corporation; or (5) the removal of a director, the notice must so state and be accompanied by respectively a copy or summary of the: (1) Certificate of Amendment; (2) plan of merger or share exchange; or (3) transaction for disposition of all the corporation's property. If the proposed corporate action created dissenters' rights, the notice must state that shareholders are, or may be entitled to assert dissenters' rights.

     ss. 2.5. Fixing of Record Date. For the purpose of determining shareholders of any voting group entitled to notice of or to vote at any meeting of shareholders, or shareholders entitled to

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receive  payment  of  any  distribution  or  dividend,  or in  order  to  make a determination of shareholders for any other proper purpose, the Board of Directors may fix in advance a date as the record date. Such record date shall not be more than 60 days prior to the date on which the meeting or the particular action, requiring such determination of shareholders is to be taken. If no record date is so fixed by the Board of Directors for the determination of shareholders entitled to notice of, or to vote at a meeting of shareholders, or shareholders entitled to receive a share dividend or distribution, the record date for determination of such shareholders shall be at the close of business on:

      1. With respect to an Annual Shareholder Meeting or any Special Shareholder Meeting called by the Board of Directors or any person specifically authorized by the Board of Directors or these Bylaws to call a meeting, the day before the first notice is delivered to shareholders;

      2. With respect to a Special Shareholder's Meeting demanded by the shareholders, the date the first shareholder signs the demand;

      3. With respect to the payment of a share dividend, the date the Board of Directors authorizes the share dividend;

      4. With respect to actions taken in writing without a meeting (pursuant to Article II, ss. 2.11), the date the first shareholder signs a consent;

      5. And with respect to a distribution to shareholders, (other than one involving a repurchase or reacquisition of shares), the date the Board of Directors authorizes the distribution.

      When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof unless the Board of Directors fixes a new record date which it must do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

      ss. 2.6. Shareholder List. The officer or agent having charge of the stock transfer books for shares of the corporation shall make a complete record of the shareholders entitled to vote at each meeting of shareholders thereof, arranged in alphabetical order, with the address of and the number of shares held by each. The list must be arranged by voting group (if such exists, see Art. II. ss. 2.7) and within each voting group by class or series of shares. The shareholder list must be available for inspection by any shareholder, beginning two business days after notice of the meeting is given for which the list was prepared and continuing through the meeting. The list shall be available in the corporation's principal office or at a place identified in the meeting notice in the city where the meeting is to be held. A shareholder, his agent, or attorney is entitled on written demand to inspect and, subject to the requirements of ss.
2.13 of this Article II, to copy the list during regular business hours and at his expense, during the period it is available for inspection. The corporation shall maintain the shareholder list in written form or in another form capable of conversion into written form within a reasonable time.

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      ss. 2.7. Shareholder Quorum and Voting Requirements. If the Certificate of
Incorporation or the General Corporation Act of the State of Delaware provides for voting by a single voting group on a matter, action on that matter is taken when voted upon by that voting group.

      Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. Unless the Certificate of Incorporation, the Bylaws, or the General Corporation Act of the State of Delaware provide otherwise, a majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter.

      If the Certificate of Incorporation or the General Corporation Act of the State of Delaware provide for voting by two or more voting groups on a matter, action on that matter is taken only when voted upon by each of those voting groups counted separately. Action may be taken by one voting group on a matter even though no action is taken by another voting group entitled to vote on the matter.

      Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting.

      If a quorum exists, action on a matter (other than the election of directors) by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action.

      ss. 2.8. Proxies. At all meetings of shareholders, a shareholder may vote in person, or by a proxy which is executed in writing by the shareholder or which is executed by his duly authorized attorney-in-fact. Such proxy shall be filed with the Secretary of the corporation or other person authorized to tabulate votes before or at the time of the meeting. No proxy shall be valid after 11 months from the date of its execution unless otherwise provided in the proxy. A shareholder may appoint a proxy by transmitting or authorizing the transmission of a telegram, teletype, telecopy or other electronic transmission.

     ss. 2.9. Voting of Shares. Unless otherwise provided in the Certificate of Incorporation, each outstanding share shall be entitled to one vote upon each matter submitted to a vote at a meeting of shareholders.

      Except as provided by specific court order, no shares held by another corporation, if a majority of the shares entitled to vote for the election of directors of such other corporation are held by the corporation, shall be voted at any meeting or counted in determining the total number of outstanding shares at any given time for purposes of any meeting. Provided, however, the prior sentence shall not limit the power of the corporation to vote any shares, including its own shares, held by it in a fiduciary capacity.


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      Redeemable  shares are not entitled to vote after notice of  redemption is mailed to the holders and a sum sufficient to redeem the shares has been deposited with a bank, trust company, or other financial institution under an irrevocable obligation to pay the holders the redemption price on surrender of the shares.

      ss. 2.10.  Corporation's Acceptance of Votes.

      A. If the name signed on a vote, consent, waiver, or proxy appointment corresponds to the name of a shareholder, the corporation if acting in good faith, is entitled to accept the vote, consent, waiver, or proxy appointment and give it effect as the act of the shareholder.

      B. If the name signed on a vote, consent, waiver, or proxy appointment does not correspond to the name of its shareholder, the corporation, if acting in good faith, is nevertheless entitled to accept the vote, consent, waiver, or proxy appointment and give it effect as the act of the shareholder if:

            1. the shareholder is an entity and the name signed purports to be that of an officer or agent of the entity;

            2. the name signed purports to be that of an administrator, executor, guardian, or conservator representing the shareholder and, if the corporation requests, evidence of fiduciary status acceptable to the corporation has been presented with respect to the vote, consent, waiver, or proxy appointment;

            3. the name signed purports to be that of a receiver or trustee in bankruptcy of the shareholder and, if the corporation requests, evidence of this status acceptable to the corporation has been presented with respect to the vote, consent, waiver, or proxy appointment;

            4. the name signed purports to be that of a pledgee, beneficial owner, or attorney-in-fact of the shareholder and, if the corporation requests, evidence acceptable to the corporation of the signatory's authority to sign for the shareholder has been presented with respect to the vote, consent, waiver, or proxy appointment; or

            5. two or more persons are the shareholder as co-tenants or fiduciaries and the name signed purports to be the name of at lease one of the co-owners and the person signing appears to be acting on behalf of all the co-owners.

      C. The corporation is entitled to reject a vote, consent, waiver, or proxy appointment if the secretary or other officer or agent authorized to tabulate votes, acting in good faith, has reasonable basis for doubt about the validity of the signature on it or about the signatory's authority to sign for the shareholder.


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      D. The corporation and its officer or agent who accepts or rejects a vote, consent, waiver, or proxy appointment in good faith and in accordance with the standards of this section, are not liable in damages to the shareholder for the consequences of the acceptance or rejection.

      E. Corporate action based on the acceptance or rejection of a vote, consent, waiver, or proxy appointment under this section is valid unless a court of competent jurisdiction determines otherwise.

      ss. 2.11. Informal Action by Shareholders. Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if one or more consents in writing, setting forth the action, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted. If written consents of less than all the shareholders have been obtained, notice of such shareholder approval by written consent shall be given at least ten (10) days before the consummation of the action authorized by such written consent to those shareholders entitled to vote who have not consented in writing and to any non-voting shareholders. Such notice shall contain or be accompanied by the same material that would have been required if a formal meeting had been called to consider the action. A consent signed under this section has the effect of a vote at a meeting and may be described as such in any document.

     ss. 2.12. Voting for Directors. Unless otherwise provided in the Certificate of Incorporation, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Shareholders do not have a right to cumulate their votes.

      ss. 2.13.  Shareholder's Rights to Inspect Corporate Records.

      A. Minutes and Accounting Records. The corporation shall keep as permanent records minutes of all meetings of its shareholders and Board of Directors, a record of all actions taken by the shareholders or Board of Directors without a meeting, and a record of all actions taken by a committee of the Board of Directors. The corporation shall maintain appropriate accounting records.

      B. Absolute Inspection Rights of Records Required at Principal Office. If he gives the corporation written notice of his demand at least five business days before the date on which he wishes to inspect and copy, a shareholder (or his agent or attorney) has the right to inspect and copy, during regular business hours any of the following records, all of which the corporation is required to keep at its principal office:

            1. its Certificate or Restated Certificate of Incorporation and all amendments to them currently in effect;

            2.    its Bylaws and all amendments to them currently in effect;


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            3.    resolutions  adopted by its Board of Directors creating one or more classes or series of shares,  and fixing  their  relative
                  rights,   preferences,   and  limitations,  if  shares  issued
                  pursuant to those resolutions are outstanding;

            4. the minutes of all shareholders' meetings, and records of all action taken by shareholders without a meeting, for the past three years;

            5. all written communications to shareholders generally within the past three years, including the financial statements furnished for the past three years to the shareholders;

            6. a list of the names and business addresses of its current directors and officers; and

            7. its most recent Annual Report delivered to the Secretary of State of the State of Delaware.

      C. Conditional Inspection. In addition, if he gives the corporation a written demand made in good faith and for a proper purpose at least five business days before the date on which he wishes to inspect and copy, in which he describes with reasonable particularity his purpose and the records he desires to inspect, and the records are directly connected with his purpose, a shareholder of the corporation (or his agent or attorney) is entitled to inspect and copy, during regular business hours at a reasonable location specified by the corporation, any of the following records of the corporation:

            1. excerpts from minutes of any meeting of the Board of Directors, records of any action of the Board of Directors or a committee of the Board of Directors on behalf of the corporation, minutes of any meeting of the shareholders, and records of action taken by the shareholders or Board of Directors and without a meeting, to the extent not subject to inspection under paragraph A of this ss. 2.13.

            2.    accounting records of the corporation; and

            3. the record of shareholders (compiled no earlier than the date of the shareholder's demand).

      D. Copy Costs. The right to copy records includes, if reasonable, the right to receive copies made by photographic, xerographic, or other means. The corporation may impose a reasonable charge, covering the costs of labor and material, for copies of any documents provided to the shareholder. The charge may not exceed the estimated cost of production or reproduction of the records.


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



      E. Shareholder Includes Beneficial Owner. For purposes of this ss. 2.13, the terms "shareholder" shall include a beneficial owner whose shares are held in a voting trust or by a nominee on his behalf.

     ss. 2.14. Financial Statements Shall Be Furnished to the Shareholders. Upon the written request of any shareholder, the corporation shall mail to him its most recent annual or quarterly financial statements.

      ss. 2.15. Dissenters' Rights. Each shareholder shall have the right to dissent from and obtain payment for his shares when so authorized by the Delaware Revised Business Corporation Act, Certificate of Incorporation, these Bylaws, or in a resolution of the Board of Directors.

                       ARTICLE III.  BOARD OF DIRECTORS

     ss. 3.1. General Powers. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of the Board of Directors.

      ss. 3.2. Number, Tenure, and Qualifications of Directors. The number of directors which shall constitute the whole Board of Directors shall be determined by resolution of the shareholders or the resolution of the Board of Directors, but in no event shall be less than three. The number of Directors constituting the full Board of Directors upon the date of the adoption of these Bylaws shall be seven (7) and shall be those individuals appointed as directors pursuant to the Trustee's Amended Chapter 11 Plan for the Estate of Bonneville Pacific Corporation dated April 22, 1998, which Plan was confirmed by an Order of the United States Bankruptcy Court, District of Utah, Central Division, entered on or about August _____, 1998. The number of directors may be increased by resolution of the shareholders or the Board of Directors. The number of directors may be decreased at any time either by the shareholders or by a majority of the directors then in office, but only to eliminate vacancies existing by reason of the death, resignation, removal or expiration of the term of one or more directors. Each director shall hold office until the next annual meeting of shareholders or until removed. However, if his term expires, he shall continue to serve until his successor shall have been elected and qualified or until there is a decrease in the number of directors. Directors need not be residents of the State of Delaware or shareholders of the corporation.

      ss. 3.3. Regular Meetings of the Board of Directors. A regular meeting of the Board of Directors shall be held without other notice than this bylaw immediately after, and at the same place as, the Annual Meeting of Shareholders. The Board of Directors may provide, by resolution, the time and place for the holding of addition regular meetings without other notice than such resolution. Any such regular meeting may be held by telephone.

     ss. 3.4. Special Meetings of the Board of Directors. Special meetings of the Board of Directors may be called by or at the request of the President or any one director. The person authorized to call Special Meetings of the Board of Directors may fix any place, (but only within the

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



county where this corporation has its principal office) as the place for holding any Special Meeting of the Board of Directors, or such meeting may be held by telephone.

      ss. 3.5. Notice of, and Waiver of Notice for, Special Director Meeting. Written notice of special meetings of the Board of Directors shall be given to each director at least 48 hours prior to the time of such meeting. Any director may waive notice of any meeting. The attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting, except that notice shall be given of any proposed amendment to the bylaws if it is to be adopted at any special meeting or with respect to any other matter where notice is required by statute.

      ss. 3.6. Director Quorum. A majority of the total number of the whole Board of Directors shall constitute a quorum at all meetings of the Board of Directors. In the event one or more of the directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each such director so disqualified; provided, however, that in no case shall less than one-third (1/3) of the total number of the whole Board of Directors constitute a quorum.

      ss. 3.7. Directors, Manner of Acting. The act of the majority of the directors present at a meeting at which a quorum is present when the vote is taken shall be the act of the Board of Directors. Any or all directors may participate in a regular or special meeting by, or conduct the meeting through the use of, any means of communication by which all directors participating may hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

      A director who is present at a meeting of the Board of Directors or a committee of the Board of Directors when corporate action is taken is deemed to have assented to the action taken unless: (1) he objects at the beginning of the meeting (or promptly upon his arrival) to holding it or transacting business at the meeting; or (2) his dissent or abstention from the action taken is entered in the minutes of the meeting; or (3) he delivers written notice of his dissent or abstention to the presiding officer of the meeting before its adjournment or to the corporation immediately after adjournment of the meeting. The right of dissent or abstention is not available to a director who votes in favor of the action taken.

      ss. 3.8. Director Action Without a Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee of the Board of Directors may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent to the action in writing, and the written consents are filed with the minutes of proceedings of the Board of Directors or committee.

     ss. 3.9. Removal of Directors. The shareholders may remove one or more directors at a meeting called for that purpose if notice has been given that a purpose of the meeting is such

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



removal. The removal may be with or without cause. A director may be removed only if the number of votes cast to remove him exceeds the number of votes cast not to remove him.

     ss. 3.10. Board of Director Vacancies. If a vacancy occurs on the Board of Directors, including a vacancy resulting from an increase in the number of directors:

      (1)   the shareholders may fill the vacancy;

      (2)   the Board of Directors may fill the vacancy; or

      (3) if the directors remaining in office constitute fewer than a quorum of the Board of Directors, they may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office.

      A vacancy that will occur at a specific later date (by reason of a resignation effective at a later date) may be filled before the vacancy occurs but the new director may not take office until the vacancy occurs.

      The term of a director elected to fill a vacancy expires at the next shareholders' meeting at which directors are elected. However, if his term expires, he shall continue to serve until his successor is elected and qualifies or until there is a decrease in the number of directors.

      ss. 3.11. Director Compensation. Unless otherwise provided by resolution of the Board of Directors, each director may be paid his expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a stated salary as director or a fixed sum for attendance at each meeting of the Board of Directors or both. No such payment shall preclude any director from serving the corporation in any capacity and receiving compensation therefor.

      ss. 3.12.  Director Committees.

      (A) Creation of Committees. The Board of Directors may create one or more committees and appoint members of the Board of Directors to serve on them. Each committee must have two or more members, who serve at the pleasure of the Board of Directors.

      (B) Selection of Members. The creation of a committee and appointment of members to it must be approved by a majority of all the directors in office when the action is taken.

      (C) Required  Procedures.  Sections  3.4,  3.5,  3.6, 3.7, and 3.8 of this
Article III, which govern meetings, action without meetings, notice and waiver of notice, quorum and voting requirements of the Board of Directors, apply to committees and their members.

      (D) Authority. Each committee may exercise those aspects of the authority of the Board of Directors which the Board of Directors confers upon such committee in the resolution creating the committee. Provided, however, a committee may not:

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



            (1)   authorize distributions;

            (2) approve or propose to shareholders action that the General Corporation Law of the State of Delaware Revised Business Corporation Act requires to be approved by shareholders;

            (3) fill vacancies on the Board of Directors or on any of its committees;

            (4)   amend  the  Certificate  of  Incorporation   pursuant  to  the
                  authority of directors to do so granted by General Corporation Act of the State of Delaware;

            (5)   adopt, amend, or repeal Bylaws;

            (6)   approve a plan of merger not requiring shareholder approval;

            (7) authorize or approve reacquisition of shares, except according to a formula or method prescribed by the Board of Directors; or

            (8) authorize or approve the issuance or sale or contract for sale of shares or determine the designation and relative rights, preferences, and limitations of a class or series of shares, except that the Board of Directors may authorize a committee (or a senior executive officer of the corporation) to do so within limits specifically prescribed by the Board of Directors.

                             ARTICLE IV.  OFFICERS

      ss. 4.1. Officers. The officers of the corporation shall be a Chairman and a Vice Chairman (if such offices are created by the Board of Directors), a President, one or more Vice Presidents, any one or more of which may be designated Executive Vice President or Senior Vice President, a Secretary and a Treasurer. The Board of Directors may appoint such other officers and agents, including Assistant Vice Presidents, Assistant Secretaries, and Assistant Treasurers, in each case as the Board of Directors shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined by the Board of Directors. Any two or more offices may be held by the same person. No officer shall execute, acknowledge, verify or countersign any instrument on behalf of the corporation in more than one capacity, if such instrument is required by law, by these bylaws or by any act of the corporation to be executed, acknowledged, verified, or countersigned by two or more officers. The Chairman and Vice Chairman of the Board of Directors shall be elected from among the directors. With the foregoing exceptions, none of the other officers need be a director, and none of the officers need be a shareholder of the corporation.

     ss. 4.2. Appointment and Term of Office. The officers of the corporation shall be appointed by the Board of Directors for a term as determined by the Board of Directors. (The designation of a specified term grants to the officer no contract rights, and the Board of Directors can remove the officer at any time prior to the termination of such term.) If no term is specified, an officer shall hold office until he resigns, dies, or until he is removed in the manner provided in ss. 4.3 of this Article IV.

      ss. 4.3. Removal, Resignation and Vacancy . Any officer or agent elected or appointed by the Board of Directors may be removed without cause by the affirmative vote of a majority of the Board of Directors whenever, in its judgment, the best interests of the corporation shall be served thereby, but such removal shall be without prejudice to the contractual rights, if any, of the person so removed. Any officer may resign at any time by giving written notice to the corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any vacancy occurring in any office of the corporation by death, resignation, removal, or otherwise, may be filled by the Board of Directors for the unexpired portion of the term.

      ss. 4.4 Chairman of the Board of Directors. The Chairman of the Board of Directors (if such office is created by the Board of Directors) shall preside at all meetings of the Board of Directors and of the shareholders of the corporation. The Chairman of the Board of Directors shall formulate and submit to the Board of Directors or the Executive Committee matters of general policy for the corporation and shall perform such other duties as usually appertain to the office or as may be prescribed by the Board of Directors

      ss. 4.5 Vice Chairman. The Vice Chairman (if such office is created by the Board of Directors) shall, in the absence or disability of the Chairman of the Board of Directors, perform the duties and exercise the powers of the Chairman of the Board of Directors. The Vice Chairman shall perform such other duties as from time to time may be prescribed by the Board of Directors or assigned by the Chairman of the Board of Directors.

      ss. 4.6. President. The President shall be the chief executive officer of the corporation and, subject to the control of the Board of Directors, shall in general supervise and control the business and affairs of the corporation. In the absence of the Chairman of the Board of Directors or the Vice Chairman (if such offices are created by the Board of Directors), the President shall preside at all meetings of the Board of Directors and of the shareholders. He may also preside at any such meeting attended by the Chairman of the Board of Directors or Vice Chairman if he is so designated by the Chairman of the Board of Directors, or in the Chairman of the Board of Directors's absence by the Vice Chairman. He shall have the power to appoint and remove subordinate officers, agents and employees, except those elected or appointed by the Board of Directors. The President shall keep the Board of Directors and the Executive Committee fully informed and shall consult them concerning the business of the corporation. He may sign with the Secretary or any other officer of the corporation thereunto authorized by the Board of Directors, certificates for shares of the corporation and any deeds, bonds, mortgages, contracts, checks, notes, drafts, or other instruments that the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof has been expressly delegated by these bylaws or by the Board of Directors to some other officer or agent of the corporation, or shall be required by law to be otherwise executed. He shall vote, or give a proxy to any other officer of the corporation to vote, all shares of stock of any other corporation

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



standing in the name of the corporation and in general he shall perform all other duties normally incident to the office of President and such other duties as may be prescribed by the shareholders, the Board of Directors, or the Executive Committee from time to time.

      ss. 4.7. The Vice-Presidents. In the absence of the President, or in the event of his inability or refusal to act, the Executive Vice President (or in the event there shall be no Vice President designated Executive Vice President, any Vice President designated by the Board of Directors) shall perform the duties and exercise the powers of the President. Any Vice President may sign, with the Secretary or Assistant Secretary, certificates for shares of the corporation. The Vice Presidents shall perform such other duties as from time to time may be assigned to them by the President, the Board of Directors..

      ss. 4.8. The Secretary. The Secretary shall (a) keep the minutes of the meetings of the shareholders, the Board of Directors and committees of directors; (b) see that all notices are duly given in accordance with the provisions of these bylaws and as required by law; (c) be custodian of the corporate records and of the seal of the corporation, and see that the seal of the corporation or a facsimile thereof is affixed to all certificates for shares prior to the issue thereof and to all documents, the execution of which on behalf of the corporation under its seal is duly authorized in accordance with the provisions of these bylaws; (d) keep or cause to be kept a register of the post office address of each shareholder which shall be furnished by such shareholder; (e) sign with the President, or an Executive Vice President or Vice President, certificates for shares of the corporation, the issue of which shall have been authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the corporation; and (g) in general, perform all duties normally incident to the office of Secretary and such other duties as from time to time may be assigned to him by the President, the Board of Directors.

      ss. 4.9. The Treasurer. The Treasurer shall: (a) have charge and custody of and be responsible for all funds and securities of the corporation; (b) receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such banks, trust companies, or other depositories as shall be selected by the Board of Directors; and (c) in general perform all of the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the President or by the Board of Directors. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board of Directors shall determine.

      ss. 4.10. Assistant Secretaries and Assistant Treasurers. The Assistant Secretaries, when authorized by the Board of Directors, may sign with the President or a Vice-President certificates for shares of the corporation the issuance of which shall have been authorized by a resolution of the Board of Directors. The assistant treasurers shall respectively, if required by the Board of Directors. The Assistant Treasurers shall respectively, if required the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors shall determine. The Assistant Secretaries and Assistant Treasurers, in general, shall perform such duties

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



as  shall  be  assigned  to  them  by  the  Secretary  or  the   Treasurer,
respectively, or by the President or the Board of Directors.

     ss. 4.11. Salaries. The salaries of the officers shall be fixed from time to time by the Board of Directors.

                          ARTICLE V.  INDEMNIFICATION

      ss. 5.1. Actions, Suits or Proceedings Other Than by or in the Right of the Corporation. The corporation shall indemnify any current or former director or officer of the corporation and may, at the discretion of the Board of Directors, indemnify any current or former employee or agent of the corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent (including trustee) of another corporation, partnership, joint venture, trust or other enterprise. The indemnification provided hereunder shall be to the fullest extent permissible under Delaware law, as then in effect, against reasonable expenses (including reasonable attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was unlawful.

      The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person seeking indemnification did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was unlawful.

      ss. 5.2. Actions or Suits by or in the Right of the Corporation. The corporation shall indemnify any current or former director or officer of the corporation and may, at the discretion of the Board of Directors, indemnify any current or former employee or agent of the corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit, by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent (including trustee) of another corporation, partnership, joint venture, trust or other enterprise (including employee benefit plans) (funds paid or required to be paid to any person as a result of the provisions of this Article V shall be returned to the corporation or reduced, as the case may be, to the extent that such person receives funds pursuant to an indemnification from any such other corporation, partnership, joint venture, trust or enterprise) to the fullest extent permitted under Delaware law, as then in effect, against expenses (including attorneys' fees) actually and reasonably incurred by such person in

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



connection with the defense or settlement of such action or suit, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

      ss. 5.3.Indemnification for Expenses of Successful Party. To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraph (a) or (b) of this Article V, or in defense of any claim, issue or matter therein, such person shall be indemnified by the corporation against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith.

      ss. 5.4. Determination of Right to Indemnification. Any indemnification under paragraph (a) or (b) of this Article V (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in paragraphs (a) and (b) of this Article V. Such determination shall be made (1) by the Board of Directors by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum or (2) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (3) by the holders of a majority of the shares of capital stock of the corporation entitled to vote thereon.

      ss. 5.5.Advancement of Expenses. Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this Article V. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate. The undertaking required hereby shall be on such terms and conditions as determined by the Board of Directors in its sole discretion. The Board of Directors may, in its sole discretion, require such undertaking to be secured by way of mortgages, security agreements or pledged. The Board of Directors may, in its sole discretion not require security to be given in connection with such undertaking.

      ss. 5.6.Other Rights. The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Article V shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any Bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

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



      ss. 5.7.Insurance. By action of the Board of Directors, notwithstanding an interest of the directors in the action, the corporation may purchase and maintain insurance, in such amounts as the Board of Directors deems appropriate, on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent (including trustee) of another corporation, partnership, joint venture, trust or other enterprise (including employee benefit plans), against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the corporation shall have the power to indemnify such person against such liability under the provisions of this Article V.

      ss. 5.8.Continuation of Rights to Indemnification. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article V shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

      ss. 5.9.Protection of Rights Existing at Time of Repeal or Modification. Any repeal or modification of this Article V shall not adversely affect any right or protection of an indemnified person existing at the time of such repeal or modification.

            ARTICLE VI.  CERTIFICATE FOR SHARES AND THEIR TRANSFER

      ss. 6.1.  Certificates for Shares.

      (A) Content. Certificates representing shares of the corporation shall at minimum, state on their face the name of the corporation and that it is formed under the laws of Delaware; the name of the person to whom issued; and the number and class of shares and the designation of the series, if any, the certificate represents; and be in such form as determined by the Board of Directors. Such certificates shall be signed (either manually or by facsimile) by the President or a Vice-President and by the Secretary or an Assistant Secretary and may be sealed with a corporate seal or a facsimile thereof. Each certificate for shares shall be consecutively numbered or otherwise identified.

      (B) Legend as to Class or Series. If the corporation is authorized to issue different classes of shares or different series within a class, the designation, relative rights, preferences, and limitations applicable to each class and the variations in rights, preferences, and limitations determined for each series (and the authority of the Board of Directors to determine variations for future series) must be summarized on the front or back of each certificate. Alternatively, each certificate may state conspicuously on its front or back that the corporation will furnish the shareholder this information on request in writing and without charge.

      (C) Shareholder List. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the corporation.

      (D) Transferring Shares. All certificates surrendered to the corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in case of a lost, destroyed, or mutilated certificate a new one may be issued therefor upon such terms and indemnity to the corporation as the Board of Directors may prescribe.

      ss. 6.2.  Shares Without Certificates.

      (A) Issuing Shares Without Certificates. The Board of Directors may authorize the issue of some or all the shares of any or all of its classes or series without certificates. The authorization does not affect shares already represented by certificates until they are surrendered to the corporation.

      (B) Information Statement Required. Within a reasonable time after the issue or transfer of shares without certificates, the corporation shall send the shareholder a written statement containing at minimum:

            (1) the name of the issuing corporation and that it is organized under the law of the state of Delaware;

            (2)   the name of the person to whom issued; and

            (3) the number and class of shares and the designation of the series, if any, of the issued shares.

      If the corporation is authorized to issue different classes of shares or different series within a class, the written statement shall describe the designations, relative rights, preferences, and limitations applicable to each class and the variation in rights, preferences, and limitations determined for each series (and the authority of the Board of Directors to determine variations for future series).

      ss. 6.3. Registration of the Transfer of Shares. Registration of the transfer of shares of the corporation shall be made only on the stock transfer books of the corporation. In order to register a transfer, the record owner shall surrender the shares to the corporation for cancellation, properly endorsed by the appropriate person or persons with reasonable assurances that the endorsements are genuine and effective. Unless the corporation has established a procedure by which a beneficial owner of shares held by a nominee is to be recognized by the corporation as the owner, the person in whose name the shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.

      ss.  6.4.  Restrictions  on  Transfer  of Shares  Permitted.  The Board of
Directors (or shareholders) may impose restrictions on the transfer or registration of transfer of shares (including any security convertible into, or carrying a right to subscribe for or acquire shares). A restriction does not affect shares issued before the restriction was adopted unless the holders of the shares are parties to the restriction agreement or voted in favor of the restriction.

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      A restriction on the transfer or registration of transfer of shares may be authorized:

            (1) to maintain the corporation's status when it is dependent on the number or identity of its shareholders'

            (2) to preserve exemptions under federal or state securities law;

            (3) for any other reasonable purpose.

      A restriction on the transfer or registration of transfer or shares may:

            (1) obligate the shareholder first to offer the corporation or other persons (separately, consecutively, or simultaneously) an opportunity to acquire the restricted shares;

            (2)   obligate  the   corporation  or  other  persons   (separately,
                  consecutively, or simultaneously) to acquire the restricted shares;

            (3) require the corporation, the holders or any class of its shares, or another person to approve the transfer of the restricted shares, if the requirement is not manifestly unreasonable;

            (4) prohibit the transfer of the restricted shares to designated persons or classes of persons, if the prohibition is not manifestly unreasonable.

      A restriction on the transfer or resignation of transfer of shares is valid and enforceable against the holder or a transferee of the holder if the restriction is authorized by this section and its existence is noted conspicuously on the front or back of the certificate or is contained in the information statement required by ss. 6.2 of this Article VI with regard to shares issued without certificates. Unless so noted, a restriction is not enforceable against a person without knowledge of the restriction.

     ss. 6.5. Acquisition of Shares. The corporation may acquire its own shares and unless otherwise provided in the Certificate of Incorporation, the shares so acquired constitute authorized but unissued shares or treasury shares, as may be determined by the Board of Directors.

                          ARTICLE VII.  DISTRIBUTIONS

     ss. 7.1. Distributions. The Board of Directors may authorize, and the corporation may make, distributions (including dividends on its outstanding shares) in the manner and upon the terms and conditions provided by law and in the corporation's Certificate of Incorporation.

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                       ARTICLE VIII.  GENERAL PROVISIONS

      ss. 8.1. Corporate Seal. The Board of Directors may provide for a corporate seal which may be circular in form and have inscribed thereon any designation including the name of the corporation, Delaware as the state of incorporation, and the words "Corporate Seal". The corporation shall not be required to have a corporate seal.

     ss.8.2. Fiscal Year. The fiscal year of the corporation shall be determined by the Board of Directors.

      ss.8.3. Evidence of Authority. A certificate by the Secretary, or an Assistant Secretary, or a temporary secretary, as to any action taken by the shareholders, directors, a committee or any officer of representative of the corporation shall as to all persons who rely on the certificate in good faith be conclusive evidence of such action.

     ss.8.4. Certificate of Incorporation. All references in these Bylaws to the Certificate of Incorporation shall be deemed to refer to the Certificate of Incorporation of the Corporation, as amended and in effect from time to time.

     ss.8.5. Pronouns. All pronouns used in these Bylaws shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

                        ARTICLE IX.   EMERGENCY BYLAWS

      ss. 9.1. Emergency Bylaws. The following provisions of this Article IX, ss. 9.1 "Emergency Bylaws" shall be effective during an emergency which is defined as when a quorum of the corporation's directors cannot be readily assembled because of some catastrophic event. During such emergency:

      (a) Notice of Board Meetings. Any one member of the Board of Directors or any one of the following officers; President, any Vice-President, Secretary, or Treasurer, may call a meeting of the Board of Directors. Notice of such meeting need be given only to those directors whom it is practicable to reach, and may be given in any practical manner, including by publication and radio. Such notice shall be given at least six hours prior to commencement of the meeting.

      (b) Temporary Directors and Quorum. One or more officers of the corporation present at the emergency Board of Directors meeting, may be deemed to be directors for the meeting, in order of rank and within the same rank in order of seniority as is necessary to achieve a quorum. In the event that less than quorum (as determined by Article III, ss. 3.6) of the directors are present (including any officers who are to serve as directors for the meeting), those directors present (including the officers serving as directors) shall constitute a quorum.

      (c) Actions Permitted to Be Taken. The Board of Directors as constituted in paragraph (b), and after notice as set forth in paragraph (a) may:

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(1)  Officers'  Powers.  Prescribe  emergency  powers  to  any  officer  of  the corporation;

(2) Delegation of Any Power. Delegate to any officer or director, any of the powers of the Board of Directors;

(3) Lines of Succession. Designate lines of succession of officers and agents, in the event that any of them are unable to discharge their duties;

(4) Relocate Principal Place of Business. Relocate the principal place of business, or designate successive or simultaneous principal places of business;

(5) All Other Action. Take any other action, convenient, helpful, or necessary to carry on the business of the corporation.


                            ARTICLE X.  AMENDMENTS

     ss. 10.1. Amendments. The corporation's Board of Directors may amend or repeal the corporation's Bylaws unless:

      (1) the Certificate of Incorporation or the General Corporation Act of the State of Delaware reserve this power exclusively to the shareholders in whole or part; or

      (2) the shareholders in adopting, amending or repealing a particular Bylaw provide expressly that the Board of Directors may not amend or repeal that Bylaw; or

      The corporation's shareholders may amend or repeal the corporation's Bylaws even though the Bylaws may also be amended or repealed by its Board of Directors.

      ADOPTED THIS 2nd day of November, 1998




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